FINANCIAL INCOME, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014		Dec. 31, 2013
Financial expenses:
Interest expense	$ 0		[1]	$ 2
Bank fees	12	$ 6		0
Exchange rate	39	21		0
Financial expenses	51	27		2
Financial income:
Interest income	186	85		0
Exchange rate	0	0		5
Financial income	186	85		5
Financial expenses (income), net	$ (135)	$ (58)		$ (3)

[1]	Represents an amount lower than $1.